================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported):  February 17, 2000



                      Electronic Data Systems Corporation
            (Exact name of registrant as specified in its charter)

         Delaware                        01-11779              75-2548221
(State or Other Jurisdiction            (Commission          (IRS Employer
     of Incorporation)                  File Number)       Identification No.)

                               5400 Legacy Drive
                            Plano, Texas 75024-3105
                   (Address of Principal Executive Offices,
                              Including Zip Code)



      Registrant's telephone number, including area code:  (972) 604-6000

================================================================================

Item 5.  Other Events.

     On February 17, 2000, the Registrant entered into the Purchase Agreement attached as Exhibit 99(a) hereto with the General Motors Hourly Rate Employees Pension Plan and the Underwriters identified therein in connection with the offering by the General Motors Hourly-Rate Employees Pension Plan of 15,000,000 shares of the Registrant's Common Stock. Also on February 17, 2000, that Pension Plan and the Underwriters entered into the Pricing Agreement attached as Exhibit A to the Purchase Agreement.


Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits

     Exhibit
     Number         Description of Document
     ------         -----------------------

      99(a) Purchase Agreement dated February 17, 2000 among the Registrant, the General Motors Hourly Rate Employees Pension Plan and Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Salomon Smith Barney Inc. (the "Underwriters"), together with the Pricing Agreement dated February 17, 2000, between the General Motors Hourly Rate Employees Pension Plan and the Underwriters.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ELECTRONIC DATA SYSTEMS
                                         CORPORATION


                                         By:  /s/ D. GILBERT FRIEDLANDER
                                            ------------------------------------
                                         Name:  D. Gilbert Friedlander
                                         Title: Senior Vice President

February 17, 2000

                                       3